UNITED STATES
             SECURITIES  AND  EXCHANGE  COMMISSION
                    Washington, D.C.  20549





                          FORM  8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): July 25, 2000


                    PRIDE COMPANIES, L.P.
     (Exact name of registrant as specified in its charter)



   Delaware              001-10473             75-2313597
(State or other   (Commission File Number)   (I.R.S. Employer
jurisdiction of                             Identification No.)
incorporation)



                     1209 North Fourth Street
                     Abilene, Texas  79601
      (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (915) 677-5444

Item 5.  Other Events

     Pride Refining, Inc., the managing general partner of Pride Companies, L.P., announced today that on July 25, 2000 it had entered into a call option with J-Hawk Corporation giving Pride Refining, Inc. the right to purchase 930,000 common units of Pride Companies, L.P. The call option is exercisable at any time from today until December 31, 2000. If exercised prior to December 2, 2000, the exercise price per unit is $0.27. The exercise price per unit from December 2, 2000 to December 31, 2000 is $0.30.

     The units underlying the call option were acquired by J-Hawk
Corporation in a separate transaction that closed on July 25, 2000 as well.

     Pride Companies, L.P., headquartered in Abilene, Texas, is a Delaware limited partnership and it owns and operates a common carrier products pipeline system and three products terminals in Abilene, Texas, San Angelo, Texas and Aledo, Texas, which are used to market conventional gasoline, low sulfur diesel fuel, and military aviation fuel.

     Safe Harbor Statement: Certain information included in this release contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of Pride to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. In connection with the safe harbor provisions of the Reform Act, Pride has identified important factors that could cause actual results to differ materially from such expectations, including operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to domestic and international economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy and competition. Reference is made to all of Pride's SEC filings, including Pride's 10-K for the year ended December 31, 1999, which is incorporated herein by reference, for a description of such factors. Pride assumes no responsibility to update forward-looking information contained herein.


Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

          99.1 Press Release, dated July 27, 2000.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PRIDE COMPANIES, L.P.

                                    By:  Pride Refining, Inc.,
                                         Managing General Partner


                                    By:  Brad Stephens
                                         Chief Executive Officer



Date:  July 27, 2000

                                       Exhibit 99.1



NEWS RELEASE



                     FOR IMMEDIATE RELEASE


              PRIDE REFINING, INC. ENTERS INTO OPTION TO
                PURCHASE UNITS OF PRIDE COMPANIES, L.P.


ABILENE, TX - July 27, 2000 - Pride Refining, Inc., the managing general partner of Pride Companies, L.P., announced today that on July 25, 2000 it had entered into a call option with J-Hawk Corporation giving Pride Refining, Inc. the right to purchase 930,000 common units of Pride Companies, L.P. The call option is exercisable at any time from today until December 31, 2000. If exercised prior to December 2, 2000, the exercise price per unit is $0.27. The exercise price per unit from December 2, 2000 to December 31, 2000 is $0.30.

The units underlying the call option were acquired by J-Hawk
Corporation in a separate transaction that closed on July 25, 2000 as well.

Pride Companies, L.P., headquartered in Abilene, Texas, is a Delaware limited partnership and it owns and operates a common carrier products pipeline system and three products terminals in Abilene, Texas, San Angelo, Texas and Aledo, Texas, which are used to market conventional gasoline, low sulfur diesel fuel, and military aviation fuel.
Safe Harbor Statement: Certain information included in this release contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of Pride to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements. In connection with the safe harbor provisions of the Reform Act, Pride has identified important factors that could cause actual results to differ materially from such expectations, including operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to domestic and international economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy and competition. Reference is made to all of Pride's SEC filings, including Pride's 10-K for the year ended December 31, 1999, which is incorporated herein by reference, for a description of such factors. Pride assumes no responsibility to update forward-looking information contained herein.